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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 21, 1999


                              COLTEC INDUSTRIES INC
               (Exact Name of Registrant as Specified in Charter)






Pennsylvania                   1-7568                          13-1846375
(State or Other             (Commission                     (IRS Employer
Jurisdiction of             File Number)                    Identification No.)
Incorporation)

                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On January 21, 1999, Coltec Industries Inc issued a press release announcing its earnings for the fourth fiscal quarter of 1998 and the fiscal year ended December 31, 1998. A copy of such press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

   (a)   Financial Statements

         NONE. The financial statements included in this report are not required to be filed as part of this report.

   (b)   Pro Forma Financial Information

         NONE.

   (c)   Exhibits

         Exhibit 99.1       Press Release dated January 21, 1999,
                            titled "Coltec Industries' fourth quarter earnings per share increased 15%; cash flow for the year reaches $88 million."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COLTEC INDUSTRIES INC
                                         (Registrant)


Date:  January 21, 1999                  By: /s/  David D. Harrison
                                             -----------------------------------
                                             David D. Harrison
                                             Executive Vice President and
                                               Chief Financial Officer



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